UNITED SATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

     CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 22, 2004

Date of Report (date of earliest event reported)
___________

CEVA, Inc. (Exact name of Registrant as specified in its charter)

State of Delaware	000-49842	77-0556376
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or		Identification Number)
organization)

2033 Gateway Place, Suite 150
San Jose, CA 95110
(Address of principal executive offices)

(408) 514-2900

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

       (c)      Exhibits

Exhibit No.	Description

99.1	Press Release dated July 22, 2004.

Item 12.     Results of Operations and Financial Condition.

     On July 22, 2004, the Registrant reported its results of operations for its second quarter of fiscal 2004. A copy of the press release issued by the Registrant concerning the Registrant’s results of operations for its second quarter of fiscal 2004 is furnished as Exhibit 99.1 and is incorporated herein by reference.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Dated: July 22, 2004	By:	/s/ Christine Russell

Christine Russell
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 22, 2004.